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                                                                  Exhibit 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 4, 2000, included in Annual Report on Form 10-K of Primix Solutions Inc. for the year ended December 31, 1999.


                                                       /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 8, 2001